SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report Date of earliest event reported): January 15, 2008

	VCampus Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

	      000-21421		      		54-1290319
(Commission File Number)			(IRS Employer ID Number)

1850 Centennial Park Drive, Suite 200, Reston, Virginia  20191
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (703) 893-7800


__________________

Check below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
 [_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On January 9, 2008, VCampus Corporation (the Company) entered into an agreement whereby it agreed to reimburse Gottbetter Capital Master Ltd, a debt investor in the Company, for the financial and consulting services of Altamont Partners, in connection with the existing investment by Gottbetter Capital Master Ltd in the Company.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Ex 10.126 -- Agreement between Gottbetter Capital Master, Ltd and VCampus Corporation dated January 9, 2008.





SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

						VCAMPUS CORPORATION

Date:  January 15, 2008
						  /s/ Narasimhan P. Kannan
      Narasimhan P. Kannan
      Chief Executive Officer









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